SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                    ----------------------------------------



         Date of report (Date of earliest event reported) March 4, 1998


                                            (State or Other Jurisdiction   (Commission File       (IRS Employer
            Name of Registrant               of Incorporation) Delaware        Number)         Identification No.)
------------------------------------------------------------------------------------------------------------------
             CSC Holdings, Inc                        Delaware                  1-9046             11-2776686
        (formerly named Cablevision
           Systems Corporation)

     Cablevision Systems Corporation*                 Delaware                    1-               11-3415180
        (formerly named CSC Parent
               Corporation)


                 One Media Crossways, Woodbury, New York 11797
         -------------------------------------------------------------
         (Address of Principal Executive Offices)     (Zip Code)



       Registrant's telephone number, including area code (516) 364-8450
                                                          --------------



                                      N/A
-------------------------------------------------------------------------
             (Former Name of Address, if Changed since Last Report)



--------------
* Securities Act registration statement file number to which this form relates: 333-44547.

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

         On March 4, 1998 at 9:30 a.m. (E.S.T.) Cablevision Systems Corporation ("Old Cablevision") completed a holding company restructuring (the "Holding Company Transaction") pursuant to an Amended and Restated Contribution and Merger Agreement, dated June 6, 1997 (the "Contribution and Merger Agreement"), by and among Old Cablevision, CSC Parent Corporation, a Delaware corporation ("Parent"), CSC Merger Corporation, a Delaware corporation ("Merger Sub") and TCI Communications, Inc., a Delaware corporation ("TCI"). Pursuant to the Contribution and Merger Agreement, each outstanding share of Old Cablevision Class A Common Stock, par value $0.01 per share ("Old Cablevision Class A Common Stock"), and each outstanding share of Old Cablevision Class B Common Stock, par value $0.01 per share (together with the Cablevision Class A Common Stock, the "Old Cablevision Common Stock") were automatically converted on a share for share basis for Class A Common Stock, par value $0.01 per share, of Parent ("Parent Class A Common Stock") and Class B Common Stock, par value $0.01 per share, of Parent ("Parent Class B Common Stock," and together with the Parent Class A Common Stock, the "Parent Common Stock"), respectively.

         Old Cablevision stockholders are not required to surrender their share certificates for exchange. Each share certificate representing outstanding shares of Old Cablevision Common Stock is automatically deemed to represent a like number of shares of the same class of Parent Common Stock.

         As a result of the Holding Company Transaction, Parent has become the holding company for Old Cablevision. In connection with the Holding Company Transaction, Old Cablevision's name has been changed to CSC Holdings, Inc. and Parent's name has been changed to Cablevision Systems Corporation.

         The shares of Parent Common Stock issued in the transactions were registered under the Securities Act of 1933 pursuant to Parent's Registration Statement on Form S-4 (No. 333-44547, declared effective January 20, 1998). Reference is made to the Proxy Statement and Prospectus of Parent and Old Cablevision included in the Registration Statement (the "Prospectus") for additional information about this transaction.

         The Old Cablevision Class A Common Stock was registered pursuant to
Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to Rule 12g-3(a) under the Exchange Act, in connection with the Holding Company Transaction, the shares of Parent Class A Common Stock are deemed to be registered under Section 12(b) of the Exchange Act. Old Cablevision will be filing a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of the Old Cablevision Class A Common Stock.

         The Old Cablevision Class A Common Stock was listed on the American Stock Exchange ("AMEX"). The shares of Parent Class A Common Stock issued in the transaction discussed above have been approved for listing on the AMEX in substitution of the Old Cablevision Class A Common Stock and will continue to trade under the symbol "CVC" on the AMEX. The description of the Parent Class A Common Stock contained under the caption "Description of Parent Capital Stock" in the Prospectus is incorporated by reference herein.

         The preferred stock and debt of Old Cablevision remained unchanged as securities of CSC Holdings, Inc., except that Old Cablevision's 8 1/2% Cumulative Convertible Exchangeable Preferred Stock, par value $0.01 per share (the "Series I Preferred Stock"), in accordance with its terms, became exchangeable for Parent Class A Common Stock instead of being convertible into Old Cablevision Class A Common Stock. Old Cablevision's Series I Preferred Stock is listed on the AMEX and will remain listed as 8 1/2% Series I Cumulative Convertible Exchangeable Preferred Stock of CSC Holdings, Inc. The Series I Preferred Stock will continue to trade under the symbol "CVCp" on the AMEX.

         Substantially simultaneously with, but immediately after, the Holding Company Transaction, TCI caused to be contributed to Parent, and Parent acquired, all of the partnership interests and capital stock of certain entities owned directly or indirectly by TCI and all the assets related to the businesses of certain cable television systems owned and operated directly or indirectly by TCI and located in New Jersey, on Long Island and in New York's Rockland and Westchester counties. Those cable television systems served approximately 822,000 cable subscribers as of September 30, 1997. In consideration for those cable television systems, Parent issued to certain TCI entities an aggregate of 12,235,543 shares of Parent Class A Common Stock and assumed certain liabilities related to such systems (including an aggregate amount of indebtedness for borrowed money equal to $669 million).


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
             INFORMATION AND EXHIBITS

     (c)  Exhibits - See Exhibit Index

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CABLEVISION SYSTEMS CORPORATION
                                     (formerly named CSC Parent Corporation)



                                     By  /s/ William J. Bell
                                        -------------------------------------
                                       Name:  William J. Bell
                                       Title:



                                     CSC HOLDINGS, INC.
                                     (formerly named Cablevision Systems
                                     Corporation)



                                     By /s/ William J. Bell
                                       -------------------------------------
                                       Name:  William J. Bell
                                       Title:


DATE:  March 4, 1998

                                 EXHIBIT INDEX


  (99.1)                       CSC Parent Corporation Proxy
                               Statement/Prospectus on Form S-4 (the "Form
                               S-4 Registration") (incorporated by reference to the registration statement on Form S-4 of CSC Parent Corporation, filed on January 20, 1998 (Reg. No. 333-44547)).